RIVERNORTH MANAGED DURATION MUNICIPAL INCOME FUND II, INC.

SCHEDULE OF INVESTMENTS

March 31, 2022 (Unaudited)

Shares/Description		Value
CLOSED-END FUNDS (59.79%)
49,574	AllianceBernstein National Municipal Income Fund, Inc.	$624,137
16,855	BlackRock Build America Bond Trust	371,147
34,858	BlackRock Municipal Income Quality Trust	461,171
41,180	BlackRock Municipal Income Trust II	507,338
238,474	BlackRock MuniHoldings Fund, Inc.	3,393,485
337,322	BlackRock MuniHoldings Investment Quality Fund	4,135,568
11,138	BlackRock MuniHoldings Quality Fund II, Inc.	134,658
57,994	BlackRock MuniVest Fund II, Inc.	748,703
389,513	BlackRock MuniYield Fund, Inc.	4,919,548
23,887	BlackRock MuniYield Pennsylvania Quality Fund	311,725
105,799	BlackRock MuniYield Quality Fund II, Inc.	1,285,458
70,230	BlackRock MuniYield Quality Fund, Inc.	968,472
187,719	BNY Mellon Strategic Municipals, Inc.	1,349,700
217,193	DTF Tax-Free Income 2028 Term Fund, Inc.	2,821,337
73,487	DWS Strategic Municipal Income Trust	759,856
15,700	Eaton Vance Municipal Bond Fund	180,550
38,866	Federated Hermes Premier Municipal Income Fund	493,987
52,519	Invesco California Value Municipal Income Trust	581,911
458,513	Invesco Municipal Opportunity Trust	5,249,974
397,323	Invesco Municipal Trust	4,573,188
40,540	Invesco Pennsylvania Value Municipal Income Trust	473,507
110,685	Invesco Quality Municipal Income Trust	1,254,061
147,924	Invesco Trust for Investment Grade Municipals	1,718,877
70,315	Invesco Trust for Investment Grade New York Municipals	814,951
102,022	Invesco Value Municipal Income Trust	1,422,187
94,183	Nuveen AMT-Free Municipal Value Fund	1,390,141
757,387	Nuveen AMT-Free Quality Municipal Income Fund	9,952,065
203,675	Nuveen California AMT-Free Quality Municipal Income Fund	2,761,833
175,643	Nuveen California Quality Municipal Income Fund	2,304,436
87,432	Nuveen Dividend Advantage Municipal Fund 3	1,277,382
115,341	Nuveen Dividend Advantage Municipal Income Fund	1,705,893
251,461	Nuveen Dynamic Municipal Opportunities Fund	3,296,653
156,863	Nuveen Enhanced Municipal Value Fund	2,042,356
50,000	Nuveen Georgia Quality Municipal Income Fund	582,000
33,727	Nuveen Intermediate Duration Municipal Term Fund	467,119
117,297	Nuveen Municipal Credit Opportunities Fund	1,583,510
874,623	Nuveen Municipal Value Fund, Inc.	8,378,888
393,047	Nuveen New York AMT-Free Quality Municipal Income Fund	4,771,590
6,427	Nuveen New York Quality Municipal Income Fund	80,787
32,679	Nuveen Ohio Quality Municipal Income Fund	453,258
579,280	Nuveen Quality Municipal Income Fund	7,739,181
204,824	Nuveen Select Tax-Free Income Portfolio	2,955,610
42,132	PIMCO California Municipal Income Fund III	376,239
60,492	PIMCO Municipal Income Fund	725,299
16,806	PIMCO Municipal Income Fund II	193,269
62,763	PIMCO Municipal Income Fund III	650,852
75,482	PIMCO New York Municipal Income Fund	760,104
117,582	PIMCO New York Municipal Income Fund II	1,117,029
21,273	Pioneer Municipal High Income Advantage Fund, Inc.	209,114

Shares/Description		Value
CLOSED-END FUNDS (continued)
182,040	Putnam Managed Municipal Income Trust	$1,287,023
23,897	Putnam Municipal Opportunities Trust	278,400
105,767	Western Asset Managed Municipals Fund, Inc.	1,229,013
7,839	Western Asset Municipal Partners Fund, Inc.	105,591

TOTAL CLOSED-END FUNDS
(Cost $100,152,720)		98,230,131

Principal Amount/Description		Rate	Maturity	Value
MUNICIPAL BONDS (78.42%)
California (9.05%)
$10,000,000	Oakland Unified School District, General Obligation Bonds(a)	4.00%	08/01/46	$10,654,682
4,000,000	Victor Valley Community College District, General Obligation Unlimited Bonds(a)	4.00%	08/01/50	4,223,453
				14,878,135
Colorado (7.32%)
10,000,000	Denver City & County School District No 1, General Obligation Unlimited Bonds(a)	5.00%	12/01/45	12,034,763

Florida (3.15%)
5,000,000	County of Broward FL Tourist Development Tax Revenue, Revenue Bonds(a)	4.00%	09/01/51	5,182,729

Illinois (15.44%)
10,000,000	City of Chicago IL, General Obligation Unlimited Bonds(a)	5.00%	01/01/33	11,008,043
5,500,000	Sales Tax Securitization Corp., Revenue Bonds(a)	4.00%	01/01/48	5,626,037
8,000,000	State of Illinois, General Obligation Unlimited Bonds(a)	5.00%	03/01/46	8,737,502
				25,371,582
Kentucky (3.26%)
5,000,000	Kentucky Public Energy Authority, Revenue Bonds(a)	4.00%	08/01/52	5,355,244

Maryland (3.25%)
5,000,000	Maryland Stadium Authority Built to Learn Revenue, Revenue Bonds(a)	4.00%	06/01/41	5,337,242

Michigan (3.87%)
6,000,000	Michigan Finance Authority, Revenue Bonds(a)	4.00%	02/15/47	6,357,011

Principal Amount/Description		Rate	Maturity	Value
Nevada (3.82%)
$6,000,000	Las Vegas Convention & Visitors Authority, Revenue Bonds(a)	4.00%	07/01/49	$6,283,244

New Jersey (3.87%)
6,000,000	New Jersey Turnpike Authority, Revenue Bonds(a)	4.00%	01/01/51	6,363,473

New York (11.48%)
6,000,000	Metropolitan Transportation Authority, Revenue Bonds(a)	4.00%	11/15/43	6,399,178
6,000,000	Metropolitan Transportation Authority, Revenue Bonds(a)	4.00%	11/15/43	6,159,695
6,000,000	New York City Municipal Water Finance Authority, Revenue Bonds(a)	4.00%	06/15/49	6,310,585
				18,869,458
Oregon (4.10%)
6,000,000	Port of Portland, Revenue Bonds(a)	5.00%	07/01/45	6,732,180

Utah (3.42%)
5,000,000	City of Salt Lake City UT Airport Revenue, Revenue Bonds(a)	5.00%	07/01/46	5,628,529

Washington, D.C. (3.20%)
5,000,000	Metropolitan Transportation Authority, Revenue Bonds(a)	4.00%	10/01/52	5,255,049

West Virginia (3.19%)
5,000,000	West Virginia State Hospital, Revenue Bonds(a)	4.00%	06/01/51	5,241,893

TOTAL MUNICIPAL BONDS
(Cost $134,470,291)				128,890,532

Shares/Description		Value
SHORT-TERM INVESTMENTS (21.53%)
35,381,081	BlackRock Liquidity Funds MuniCash (7 Day Yield 0.22%)	$35,377,543

TOTAL SHORT-TERM INVESTMENTS
(Cost $35,377,543)		35,377,543

Value
TOTAL INVESTMENTS (159.74%)
(Cost $270,000,554)	$262,498,206

Floating Rate Note Obligations (-56.50%)(b)	(92,825,000)
Liabilities in Excess of Other Assets (-3.24%)	(5,374,570)
NET ASSETS (100.00%)	$164,298,636

(a)	All or portion of the principal amount transferred to a Tender Option Bond ("TOB") Issuer in exchange for TOB Residuals and cash.
(b)	Face value of Floating Rate Notes issued in TOB transactions.

Futures Contracts Sold:

Description	Contracts (Short)	Expiration Date	Notional Value	Value and Unrealized Appreciation
US 10-Yr U.S. Treasury Note Futures	(625)	June 2022	$76,796,875	$2,338,796
US Long Bond Future	(225)	June 2022	33,764,063	1,008,690
			$110,560,938	$3,347,486

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Notes to Quarterly Schedule of Investments	March 31, 2022 (Unaudited)

1. ORGANIZATION

RiverNorth Managed Duration Municipal Income Fund II, Inc. (the “Fund”) was organized as a Maryland corporation on June 24, 2021. The Fund had no operations until February 11, 2022 (commencement of operations), other than those related to organizational matters and the registration of its shares under applicable securities laws.

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Articles of Incorporation permit the Board of Directors (the “Board” or “Directors”) to authorize and issue eight million two hundred fifty thousand shares of common stock with $0.0001 par value per share. The Fund is considered an investment company and therefore follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards codification Topic 946 Financial Services – Investment Companies.

The Fund will terminate on or before February 16, 2037; provided that if the Board of Directors believes that under then-current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date once for up to one year, and once for an additional six months. The Fund may be converted to an open-end investment company at any time if approved by the Board of Directors and the shareholders.

The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”) and the Fund’s sub-adviser is MacKay Shields, LLC (the “Sub-adviser”). The Fund’s investment objective is to seek current income exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax). The Fund’s secondary investment objective is total return.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The financial statements are prepared in accordance with U.S. GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on March 31, 2022.

The Fund invests in closed end funds, each of which has its own investment risks. Those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one closed end fund than in another, the Fund will have greater exposure to the risks of that closed end fund.

Security Valuation: The Fund’s investments are generally valued at their fair value using market quotations. If a market value quotation is unavailable a security may be valued at its estimated fair value as described in Note 3.

Security Transactions and Investment Income: The Fund follows industry practice and records securities transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date, and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method over the life of the respective securities.

3. SECURITIES VALUATION AND FAIR VALUE Measurements

Fair value is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. U.S. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Notes to Quarterly Schedule of Investments	March 31, 2022 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including closed-end funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or the Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or the Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, Sub-Adviser, or valuation committee in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including short term investments, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be classified as Level 1 securities.

Fixed income securities, including municipal and corporate bonds, are normally valued at the mean between the closing bid and asked prices provided by independent pricing services. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. These securities will be classified as Level 2 securities.

Futures contracts are normally valued at the settlement price or official closing price provided by independent pricing services.

In accordance with the Fund’s good faith pricing guidelines, the Adviser, Sub-Adviser, or valuation committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser, Sub-Adviser, or valuation committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) discounted cash flow models; (iii) weighted average cost or weighted average price; (iv) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (v) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s, a Sub-Adviser’s, or the valuation committee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser or a Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds in which the Fund invests default or otherwise cease to have market quotations readily available.

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Notes to Quarterly Schedule of Investments	March 31, 2022 (Unaudited)

The following is a summary of the inputs used at March 31, 2022 in valuing the Fund’s assets and liabilities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Funds	$98,230,131	$–	$–	$98,230,131
Municipal Bonds	–	128,890,532	–	128,890,532
Short-Term Investments	35,377,543	–	–	35,377,543
Total	$133,607,674	$128,890,532	$–	$262,498,206
Other Financial Instruments**
Assets:
Future Contracts	$3,347,486	$–	$–	$3,347,486
Total	$3,347,486	$–	$–	$3,347,486

*	Refer to the Fund's Schedule of Investments for a listing of securities by type.
**	Other financial instruments are derivative instruments reflected in the Schedule of Investments. Futures contracts are reported at their unrealized appreciation/depreciation.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value, and there were no transfers into or out of Level 3 during the year.

4. Derivative Financial Instruments

The following discloses the Fund’s use of derivative instruments. The Fund’s investment objective not only permits the Fund to purchase investment securities, but also allow the fund to enter into various types of derivative contracts such as futures. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objective more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk: Interest rate risk relates to the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates.

Risk of Investing in Derivatives

The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Notes to Quarterly Schedule of Investments	March 31, 2022 (Unaudited)

Futures

The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a fund from liquidating an unfavorable position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, a fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The Fund is party to certain enforceable master netting arrangements, which provide for the right of offset under certain circumstances, such as the event of default.

When a purchase or sale of a futures contract is made by a fund, the fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. These amounts are included in Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Each day the Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Fund. Variation margin does not represent a borrowing or loan by the fund but instead is a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.